This is filed pursuant to Rule 497(e). File Nos. 002-17531 and 811-01018 September 1, 2006

DREYFUS FOUNDERS FUNDS, INC.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2006
(as previously supplemented)

Directors and Officers

The section of the Statement of Additional Information (“SAI”) entitled "Directors and Officers – Officers" is hereby amended on page 36 by replacing the entry for Jennifer L. Carnes with the following:

Position(s) Held
Name	with Company and	Principal Occupation(s) During
and Age	Length of Time Served	Past Five Years

Jennifer L. Carnes	Treasurer, Principal	Manager of Fund Administration for
Age: 35	Financial Officer and	Founders Asset Management LLC
	Principal Accounting	(“Founders”) since September 2006.
	Officer since September	Formerly, Founders’ Supervisor of
	2006.	Corporate Actions and Pricing (2002 to
2006) and Corporate Actions and Pricing
Specialist (2000 to 2002).

The section of the	SAI entitled "Directors and	Officers – Officers" is hereby further
amended on page 36 by adding the following:

Erik D. Naviloff	Assistant Treasurer since	Senior Accounting Manager – Taxable
Age: 38	September 2006.	Fixed Income Funds of The Dreyfus
Corporation (“Dreyfus”), and an officer of
91 investment companies (comprised of
over 200 portfolios) managed by
Dreyfus. He has been an employee of
Dreyfus since 1990.

Robert S. Robol	Assistant Treasurer since	Senior Accounting Manager – Money
Age: 42	September 2006.	Market and Municipal Bond Funds of
Dreyfus, and an officer of 91 investment
companies (comprised of over 200
portfolios) managed by Dreyfus. He has
been an employee of Dreyfus since
1988.

Robert Svagna	Assistant Treasurer since	Senior Accounting Manager – Equity
Age: 39	September 2006.	Funds of Dreyfus, and an officer of 91
investment companies (comprised of
over 200 portfolios) managed by
Dreyfus. He has been an employee of
Dreyfus since 1990.

In addition, the references to Robert T. Kelly, Paula S. Maddox and Peter M. Greenly on page 35 are hereby deleted.